UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

Fifth Amendment. On July 24, 2009, Discover Card Master Trust I entered into the Fifth Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of July 24, 2009, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Series 2009-CE Certificates. On July 24, 2009, Discover Card Master Trust I entered into the Series Supplement, dated as of July 24, 2009, for Series 2009-CE between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 8.01	Other Events

Unregistered Sale of Series 2009-CE Certificates. On July 24, 2009, Discover Bank sold $996,740,526 of the Series 2009-CE Certificates of Discover Card Master Trust I (the “Series 2009-CE Certificates”). The principal amount of the Series 2009-CE Certificates may increase or decrease from time to time and will be reflected on the books and records of U.S. Bank National Association, as Trustee. The Series 2009-CE Certificates were issued in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The Series 2009-CE Certificates were sold at par value for cash, with no applicable underwriting discounts or commissions.

Item 9.01	Exhibits

Exhibit No.	Description	Page
4.1	Fifth Amendment to Amended and Restated Pooling and Servicing Agreement dated as of July 24, 2009, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.2	Series Supplement with respect to Series 2009-CE between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Series 2009-CE Certificate, dated as of July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: July 27, 2009	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
4.1	Fifth Amendment to Amended and Restated Pooling and Servicing Agreement dated as of July 24, 2009, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.2	Series Supplement with respect to Series 2009-CE between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Series 2009-CE Certificate, dated as of July 24, 2009